UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2014 (April 30, 2014)

JOHN B. SANFILIPPO & SON, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1703 North Randall Road, Elgin, Illinois 60123-7820

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

John B. Sanfilippo & Son, Inc. (the “Registrant”) submits the following information:

ITEM 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition”.

On April 30, 2014, the Registrant issued a press release regarding its financial results for the third quarter and thirty-nine weeks ended March 27, 2014. This press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. In addition, the Registrant’s press release issued on January 29, 2014 regarding financial results for the second quarter and twenty-six weeks ended December 26, 2013 is attached hereto as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The exhibits furnished herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

April 30, 2014	By:	/s/ Michael J. Valentine
Michael J. Valentine Chief Financial Officer, Group President and Secretary

EXHIBIT INDEX

Exhibits	Description
99.1	Press Release dated April 30, 2014.
99.2	Press Release dated January 29, 2014.